CERTIFICATIONS


I, Peter E. Sundman, Chief Executive Officer of Neuberger Berman Advisers Management Trust (the "Trust"), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Form N-CSR of the Trust (the "Report") for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: August 30, 2004


                                                 /s/ Peter E. Sundman
                                                 -------------------------------
                                                 Peter E. Sundman
                                                 Chief Executive Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.



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I, Barbara Muinos,  Treasurer of Neuberger Berman Advisers Management Trust (the
"Trust"), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: August 27, 2004


                                                 /s/ Barbara Muinos
                                                 -------------------------------
                                                 Barbara Muinos
                                                 Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.


This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.